THE GABELLI WOODLAND SMALL CAP VALUE FUND

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2003

TO OUR SHAREHOLDERS,

      This is our first opportunity to discuss the performance of the Gabelli Woodland Small Cap Value Fund (the "Fund") since the Fund began operations on December 31, 2002. We would like to welcome you as a new shareholder of the Fund and thank you for entrusting your capital with us. This "Letter to Shareholders" is an important vehicle for us to share our views on the Fund's performance, our decision making process, and the economy and markets (although we profess to be far from experts on the economy and the markets).

      For the three months ended March 31, 2003, the Fund declined 8.00%, under-performing its benchmark, the Russell 2000 Index, which posted a loss of 4.49%.

      As inaugural investors to this new Fund, we think it is important to explain our investment philosophy. We look to invest in good businesses operated by excellent management teams with equity-based compensation plans that are tied to the creation of shareholder value. Our goal is to identify businesses that possess a competitive advantage over the competition. This competitive advantage may be proprietary products that have stable and growing demand (e.g. Alberto Culver, Cytyc Corporation, Intergraph Corporation), a manufacturing process that allows the company to consistently be the low-cost producer in the industry (HON Industries, Albany International, Tennant Corporation), or it might be a superior management team that deploys excess capital at extraordinary returns (TCF Financial, Triarc Corporation, Station Casinos). From time to time, we choose to invest in companies that do not possess these qualities but are in the process of turning around and have high potential (Wild Oats Markets, Insurance Auto Auctions, BMC Industries). While making an investment in a turnaround situation can generate superior returns for investors, we also are aware that the integrity, ability and execution skills of management are more important than ever.

      One of the most challenging aspects of our job, as investors, is evaluating management. It is also the most critical. Our goal is to partner with leadership teams that are intelligent, honest and have a demonstrated ability to operate the business and allocate capital above its cost of capital. We analyze management's strategy to grow revenues, expand margins, allocate the excess cash flow and improve the return on invested capital. It is also important to understand the compensation of their executives, what their incentives are comprised of and what they are geared toward. We prefer to see incentive plans that are heavily equity-based, long term in nature and "wiggle proof" so as not to encourage short-term irrational behavior.

      The next step in our process involves valuing the business and the price we would be willing to pay to own a part of the business (a share of stock). To borrow a phrase from legendary investor Peter Lynch, this step is part art (intuitive) and part science (analytical). It is our intention to invest in companies that are valued by the stock market at least 40% below our appraisal of that businesses' intrinsic value. To derive this valuation, we principally rely on private market value/transaction value and discounted cash flow analysis but also use several other methodologies and metrics. Private market value is the value another reasonable investor would pay (or has paid in similar transactions) to own the entire company. Discounted cash flow analysis involves discounting the company's future free cash flows at an appropriate discount rate and subtracting any net debt to arrive at a net present value.

      We value businesses based on our expectations for their performance over the course of years, not the next week, month or quarter. However, the market does not value every company this way and will often assign value based on short-term performance. As a result, in any given quarter, there will be stocks in the portfolio that may outperform because they are delivering financially and gaining popularity with investors. Conversely, there will be stocks in the portfolio that may under-perform the market because they or their industry are "out of favor." Each shareholder letter will discuss holdings in the portfolio that contributed to the portfolio's performance in the quarter and attempt to provide insight on the companies that fit into those categories.

      During the quarter, there were several companies that contributed significantly to the performance. CYTYC CORPORATION (CYTC - $13.05 - NASDAQ) (up 28%) is the industry leader in Pap smear testing for women with over 60% market share. Management has had some credibility issues over the last several quarters but the excess inventory in the pipeline has been worked through and they have realigned their sales force and the incentive compensation plan. We are confident in CEO Pat Sullivan and his management team and the strategy they have laid out to surface the value for shareholders. STATION CASINOS (STN - $21.11 -
NYSE) contributed nicely (up 19%) and management continues to execute well. Station has a dominant position in the high barrier to entry Las Vegas locals market. After spending a tremendous amount of capital over the last several years to expand their reach, Station is now focused on operating the acquired casino properties more efficiently and reducing their cost structure further. The Fertitta family, which has run this company for years, owns 30% of the equity. Its management is considered among the savviest operators in the gaming industry.

      Life is not without its challenges and during the quarter we experienced several disappointments. INSURANCE AUTO AUCTIONS (IAAI - $11.00 - NASDAQ) declined (down 33%), as the turnaround that Tom O'Brien and his team are executing is taking longer than investors seem to have patience for. As one of the leading operators in the automobile salvage industry, IAAI was significantly mismanaged historically and there is tremendous room for margin expansion and cash flow improvement. We remain confident in management and their abilities to execute the turnaround strategy they have laid out.

      NATIONAL SERVICE INDUSTRIES (NSI - $5.16 - NYSE) (down 27%) was a disappointment in the quarter as the linen service industry and the envelope markets both suffered economic and competitive challenges. However, in early April it was announced that NSI was to be acquired by a private investor group for $10 per share cash versus its quarter end price of $5.16.

      There are several reasons to be encouraged about the portfolio. We estimate the portfolio's current market value as being only 65% of what we believe to be its intrinsic value. As patient long-term investors, experience has shown that over time the gap between the market's valuation of a business and its intrinsic value closes. Additionally, there are several neglected small capitalization companies that are taking all the right steps to improve their businesses and grow their significant free cash flows. We believe if the market doesn't recognize the value of these businesses and their franchise over time, management will be proactive and surface the value (e.g. Dollar Thrifty, Apogee Enterprises and Pittston Brinks).

MULTI-CLASS SHARES

      The Gabelli Woodland Small Cap Value Fund began offering multiple classes of Fund shares on December 31, 2002. Class AAA Shares are no-load shares offered directly by selected broker/dealers. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Directors believes that offering shares through various distribution channels will enhance the ability of the Fund to attract additional investors.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Funds' portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         MAY                 JUNE               JULY
                         ---                 ----               ----
      1st Tuesday        Howard Ward         Howard Ward        Howard Ward
      1st Wednesday      Henry Van der Eb    Susan Byrne        Caesar Bryan
      2nd Wednesday      Caesar Bryan        Walter Walsh       Charles Minter & Martin Weiner
      3rd Wednesday      Elizabeth Lilly     Ivan Arteaga       Hartswell Woodson
      4th Wednesday      Barbara Marcin      Barbara Marcin     Ivan Arteaga
      5th Wednesday                                             Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We are focusing our efforts where we believe we can add value: following a rigorous bottom-up strategy that seeks to identify and invest in undervalued companies with strong management teams. Our goal, and the whole purpose of investing, is to earn an attractive rate of return on our assets over a sustained period of time.

      We appreciate your belief and support of our process and thank you for your confidence in us.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GWSVX for the Class AAA Shares. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ Elizabeth M. Lilly

                                                    Elizabeth M. Lilly
                                                    Portfolio Manager

April 28, 2003


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI WOODLAND SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
       SHARES                              COST       VALUE
       ------                              ----      -------
              COMMON STOCKS -- 85.6%
              AEROSPACE -- 2.0%
         170  Alliant Techsystems Inc.+ .$  9,449  $  9,182
                                         --------  --------
              AGRICULTURE -- 2.4%
         490  Delta & Pine Land Co. .....   9,863    11,079
                                         --------  --------
              BUSINESS SERVICES -- 6.5%
         700  Bowne & Co. Inc. ..........   8,209     7,000
         880  Danka Business
               Systems plc, ADR+ ........   4,270     3,115
         270  HON Industries Inc. .......   7,645     7,695
         680  Paxar Corp.+ ..............  10,197     7,786
         210  Viad Corp. ................   4,874     4,503
                                         --------  --------
                                           35,195    30,099
                                         --------  --------
              COMPUTER SOFTWARE AND SERVICES -- 2.5%
         670  Intergraph Corp.+ .........  12,287    11,618
                                         --------  --------
              CONSUMER PRODUCTS -- 8.6%
         350  Alberto-Culver Co., Cl. A .  17,424    16,783
         600  Brunswick Corp. ...........  12,191    11,400
         390  Church & Dwight Co. Inc. ..  11,972    11,840
                                         --------  --------
                                           41,587    40,023
                                         --------  --------
              CONSUMER SERVICES -- 5.8%
         630  Dollar Thrifty Automotive
                Group Inc.+ .............  12,862    10,489
         650  Insurance Auto
                Auctions Inc.+ ..........   9,983     7,150
         920  ServiceMaster Co. .........  10,061     9,200
                                         --------  --------
                                           32,906    26,839
                                         --------  --------
              DIVERSIFIED INDUSTRIAL -- 12.2%
         340  Albany International
                Corp., Cl. A ............   7,454     7,789
       1,100  Apogee Enterprises Inc. ...  10,203     9,043
       2,030  BMC Industries Inc.+ ......   3,483     2,639
         290  Material Sciences Corp.+ ..   3,689     2,920
         500  National Service
                Industries Inc. .........   3,499     2,580
         390  Pentair Inc. ..............  13,944    13,787
         730  Pittson Brink's Group .....  12,397    10,118
         390  Texas Industries Inc. .....   9,317     7,500
                                         --------  --------
                                           63,986    56,376
                                         --------  --------
              ELECTRONICS -- 0.5%
         490  Axcelis Technologies Inc.+    3,109     2,318
                                         --------  --------
              ENERGY AND UTILITIES -- 5.5%
         770  Allete Inc. ...............  16,876    15,985
         950  Key Energy Services Inc.+ .   8,723     9,576
                                         --------  --------
                                           25,599    25,561
                                         --------  --------
              ENTERTAINMENT -- 5.0%
       1,160  Hasbro Inc. ...............  13,751    16,112
         850  Topps Co. Inc.+ ...........   7,515     7,208
                                         --------  --------
                                           21,266    23,320
                                         --------  --------
              EQUIPMENT AND SUPPLIES -- 2.8%
         420  Tennant Co. ...............  14,246    13,230
                                         --------  --------
              FINANCIAL SERVICES -- 3.1%
         360  TCF Financial Corp. .......  15,550    14,414
                                         --------  --------
              FOOD AND BEVERAGE -- 6.1%
         590  Del Monte Foods Co.+ ......   5,054     4,401

                                                     MARKET
       SHARES                              COST       VALUE
       ------                              ----      -------
         250  IHOP Corp. ................$  5,888  $  5,635
         650  Triarc Companies Inc.+ ....  17,206    18,103
                                         --------  --------
                                           28,148    28,139
                                         --------  --------
              HEALTH CARE -- 3.2%
         160  Apria Healthcare
                Group Inc.+ .............   3,694     3,738
         770  Cytyc Corp.+ ..............   8,412    10,048
          30  Laboratory Corporation of
                America Holdings+ .......     894       890
                                         --------  --------
                                           13,000    14,676
                                         --------  --------
              HOTELS AND GAMING -- 4.5%
         780  Gaylord Entertainment Co.+   15,958    14,001
         320  Station Casinos Inc.+ .....   5,802     6,755
                                         --------  --------
                                           21,760    20,756
                                         --------  --------
              PUBLISHING -- 3.4%
       1,510  Hollinger
                International Inc. ......  15,208    11,929
         150  Scholastic Corp.+ .........   5,571     4,035
                                         --------  --------
                                           20,779    15,964
                                         --------  --------
              RETAIL -- 5.6%
         250  Dillard's Inc., Cl. A .....   4,081     3,230
         610  Office Depot Inc.+ ........   8,314     7,216
         920  Sports Authority Inc.+ ....   6,394     6,421
       1,010  Wild Oats Markets Inc.+ ...  10,173     9,353
                                         --------  --------
                                           28,962    26,220
                                         --------  --------
              SPECIALTY CHEMICALS -- 4.6%
         330  Cytec Industries Inc.+ ....   9,083     9,191
         520  Fuller (H.B.) Co. .........  13,561    12,022
                                         --------  --------
                                           22,644    21,213
                                         --------  --------
              TRANSPORTATION -- 1.3%
         860  Northwest Airlines Corp.+ .   6,878     5,934
                                         --------  --------
              TOTAL COMMON STOCKS ....... 427,214   396,961
                                         --------  --------
    PRINCIPAL
     AMOUNT
    ---------
              U.S. GOVERNMENT OBLIGATIONS -- 13.1%
     $61,000  U.S. Treasury Bill,
                1.120%++, 04/24/03 ......  60,954    60,956
                                         --------  --------
              TOTAL
                INVESTMENTS -- 98.7% ....$488,168  457,917
                                         ========
              OTHER ASSETS AND
                LIABILITIES (NET) -- 1.3% ........    5,835
                                                   --------
              NET ASSETS -- 100.0% ............... $463,752
                                                   ========
----------------
              For Federal tax purposes:
              Aggregate cost ..................... $488,168
                                                   ========
              Gross unrealized appreciation ...... $  8,481
              Gross unrealized depreciation ......  (38,732)
                                                   --------
              Net unrealized depreciation ........ $(30,251)
                                                   ========
----------------
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.

                 See accompanying notes to financial statements.

                    THE GABELLI WOODLAND SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)*
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $488,170) .......................    $ 457,917
  Cash ........................................................          575
  Dividends and interest receivable ...........................          118
  Receivable from advisor .....................................       20,181
                                                                   ---------
  TOTAL ASSETS ................................................      478,791
                                                                   ---------
LIABILITIES:
  Payable for investments purchased ...........................          895
  Payable for investment advisory fees ........................          924
  Payable for distribution fees ...............................           92
  Payable for legal and audit fees ............................        4,809
  Payable for registration fees ...............................        4,790
  Other accrued expenses ......................................        3,529
                                                                   ---------
  TOTAL LIABILITIES ...........................................       15,039
                                                                   ---------
  NET ASSETS ..................................................    $ 463,752
                                                                   =========
NET ASSETS CONSIST OF:
  Capital stock, at par value .................................    $      50
  Additional paid-in capital ..................................      495,069
  Accumulated net investment loss .............................         (763)
  Accumulated net realized loss on investments ................         (351)
  Net unrealized depreciation on investments ..................      (30,253)
                                                                   ---------
  TOTAL NET ASSETS ............................................    $ 463,752
                                                                   =========
SHARES OF BENEFICIAL INTEREST ($0.001 PAR VALUE):
  CLASS AAA:
  NET ASSET VALUE, offering and redemption
    price per share (50,354 shares outstanding) ...............        $9.20
                                                                       =====
  CLASS A:
  NET ASSET VALUE, offering and redemption
    price per share (10 shares outstanding) ...................        $9.20
                                                                       =====
  Maximum sales charge ........................................         5.75%
                                                                       =====
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge of 5.75% of
    the offering price at March 31, 2003) .....................        $9.76
                                                                       =====
  CLASS B:
  NET ASSET VALUE, offering and redemption
    price per share (10 shares outstanding) ...................        $9.20(a)
                                                                       =====
  CLASS C:
  NET ASSET VALUE and offering
    price per share (10 shares outstanding) ...................        $9.20(a)
                                                                       =====

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2003 (UNAUDITED)*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends .................................................          $    888
  Interest ..................................................               182
                                                                       --------
  TOTAL INVESTMENT INCOME ...................................             1,070
                                                                       --------
EXPENSES:
  Investment advisory fees ..................................               924
  Distribution fees .........................................               231
  Shareholder services fees .................................             3,844
  Shareholder communications expenses .......................             2,243
  Custodian fees ............................................             3,204
  Legal and audit fees ......................................             4,809
  Registration fees .........................................             6,407
  Miscellaneous expenses ....................................               352
                                                                       --------
  TOTAL EXPENSES BEFORE FEES
    WAIVED BY MANAGER .......................................            22,014
                                                                       --------
  FEES WAIVED BY MANAGER ....................................           (20,181)
                                                                       --------
  TOTAL EXPENSES -- NET .....................................             1,833
                                                                       --------
  NET INVESTMENT LOSS .......................................              (763)
                                                                       --------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS
  Net realized loss on investments ..........................              (351)
  Net change in unrealized depreciation
    on investments ..........................................           (30,253)
                                                                       --------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ..........................................           (30,604)
                                                                       --------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................................          $(31,367)
                                                                       ========

---------------------
  * For the period December 31, 2002 (commencement of operations) through March 31, 2003.
(a) Redemption price varies based on length of time held.

                 See accompanying notes to financial statements.

                    THE GABELLI WOODLAND SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                                MARCH 31, 2003
                                                                 (UNAUDITED)*
                                                                --------------
OPERATIONS:
  Net investment loss ..........................................  $    (763)
  Net realized gain/(loss) on investments ......................       (351)
  Net change in unrealized depreciation on investments .........    (30,253)
                                                                  ---------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    (31,367)
                                                                  ---------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued
    Class AAA ..................................................    496,901
    Class A ....................................................        100
    Class B ....................................................        100
    Class C ....................................................        100
                                                                  ---------
                                                                    497,201
                                                                  ---------
  Cost of shares redeemed
    Class AAA ..................................................     (2,082)
    Class A ....................................................         --
    Class B ....................................................         --
    Class C ....................................................         --
                                                                  ---------
                                                                     (2,082)
                                                                  ---------
  Net increase in net assets from capital share transactions ...    495,119
                                                                  ---------
  NET INCREASE IN NET ASSETS ...................................    463,752
NET ASSETS:
  Beginning of period ..........................................         --
                                                                  ---------
  End of period ................................................  $ 463,752
                                                                  =========

----------------
*For the period December 31, 2002 (commencement of operations) through March 31,
 2003.

                 See accompanying notes to financial statements.

THE GABELLI WOODLAND SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Woodland Small Cap Value Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of three separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on December 31, 2002.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar

THE GABELLI WOODLAND SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 2.00% of the value of the Fund's average daily net assets. For the quarter ended March 31, 2003, the Adviser reimbursed the Fund in the amount of $20,181. The Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the quarter ended March 31, 2003, the Class AAA shares incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $231, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI WOODLAND SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)
--------------------------------------------------------------------------------

For the quarter ended March 31, 2003, the Class A, Class B and Class C Shares did not incur distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser. Under the Plan, such amounts are limited to 0.25%, 1.00% and 1.00% of average daily net assets for Class A Shares, Class B Shares and Class C Shares, respectively. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the quarter ended March 31, 2003, other than short term securities, aggregated $438,391 and $10,837, respectively.

6. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              SIX MONTHS ENDED
                                                               MARCH 31, 2003
                                                                 (UNAUDITED)
                                                           ---------------------
                                                             SHARES     AMOUNT
                                                           ---------- ----------
        CLASS AAA
        Shares sold .......................................  50,581    $496,901
        Shares issued upon reinvestment of dividends ......      --          --
        Shares redeemed ...................................    (227)     (2,082)
                                                             ------    --------
        Net increase in Class AAA shares ..................  50,354    $494,819
                                                             ======    ========
        CLASS A
        Shares sold .......................................      10      $  100
        Shares issued upon reinvestment of dividends ......      --          --
        Shares redeemed ...................................      --          --
                                                             ------    --------
        Net increase in Class A shares ....................      10      $  100
                                                             ======    ========
        CLASS B
        Shares sold .......................................      10      $  100
        Shares issued upon reinvestment of dividends ......      --          --
        Shares redeemed ...................................      --          --
                                                             ------    --------
        Net increase in Class B shares ....................      10      $  100
                                                             ======    ========
        CLASS C
        Shares sold .......................................      10      $  100
        Shares issued upon reinvestment of dividends ......      --          --
        Shares redeemed ...................................      --          --
                                                             ------    --------
        Net increase in Class C shares ....................      10      $  100
                                                             ======    ========

THE GABELLI WOODLAND SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                          OPERATING PERFORMANCE                   DISTRIBUTIONS TO SHAREHOLDERS
             ------------------------------------------------- ------------------------------------
                                           NET
                                        REALIZED
              NET ASSET       NET          AND         TOTAL                 NET                        NET
                VALUE,    INVESTMENT   UNREALIZED      FROM        NET     REALIZED                 ASSET VALUE,
PERIOD ENDED  BEGINNING     INCOME   GAIN (LOSS) ON INVESTMENT INVESTMENT   GAIN ON       TOTAL        END OF
  MARCH 31   OF PERIOD(A) (LOSS)(C)    INVESTMENTS  OPERATIONS   INCOME   INVESTMENTS DISTRIBUTIONS    PERIOD
------------ ------------ ---------- -------------- ---------- ---------- ----------- ------------- ------------
CLASS AAA
2003           $10.00       $(0.02)      $(0.78)      $(0.80)      --          --           --          $9.20
CLASS A
2003           $10.00       $(0.02)      $(0.78)      $(0.80)      --          --           --          $9.20
CLASS B
2003           $10.00       $(0.02)      $(0.78)      $(0.80)      --          --           --          $9.20
CLASS C
2003           $10.00       $(0.02)      $(0.78)      $(0.80)      --          --           --          $9.20

                                     RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                 ---------------------------------------------------------

                                     NET
                     NET ASSETS,  INVESTMENT    EXPENSES         EXPENSES
                       END OF    INCOME (LOSS)   NET OF            BEFORE       PORTFOLIO
PERIOD ENDED  TOTAL    PERIOD     TO AVERAGE     WAIVERS/         WAIVERS/       TURNOVER
  MARCH 31   RETURN+  IN (000'S)  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS(B)    RATE
------------ ------- ----------- ------------ --------------  ----------------- ----------
CLASS AAA
2003         (8.00)%    $463      (0.84)%(d)     2.00%(d)         23.83%(d)          3%
CLASS A
2003         (8.00)%    $0.1      (1.07)%(d)     2.00%(d)         22.43%(d)          3%
CLASS B
2003         (8.00)%    $0.1      (0.82)%(d)     2.75%(d)         23.18%(d)          3%
CLASS C
2003         (8.00)%    $0.1      (0.82)%(d)     2.75%(d)         23.18%(d)          3%

-------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) As of December 31, 2002, the commencement of investment operations.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c) Per share amounts have been calculated using the monthly average shares outstanding method.
(d) Annualized.

                 See accompanying notes to financial statements.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                    PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
Gabelli Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE_________________________________
NED DAVIS RESEARCH ASSET  ALLOCATION  FUND
Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                            CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA
                                                   THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

  TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Equity Series Funds, Inc.
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.


                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                            Karl Otto Pohl
CHAIRMAN AND CHIEF                               FORMER PRESIDENT
INVESTMENT OFFICER                               DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                              Anthony R. Pustorino
ATTORNEY-AT-LAW                                  CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                        PROFESSOR EMERITUS
                                                 PACE UNIVERSITY

Vincent D. Enright                               Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                     MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                      BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                                  Salvatore J. Zizza
SENIOR VICE PRESIDENT                            CHAIRMAN
GABELLI & COMPANY, INC.                          HALLMARK ELECTRICAL
                                                 SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                         OFFICERS AND PORTFOLIO MANAGER
Elizabeth M. Lilly, CFA                         Bruce N. Alpert
PORTFOLIO MANAGER                               PRESIDENT

James E. McKee                                  Gus Coutsouros
SECRETARY                                       VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Woodland Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB840Q103SR

                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI
                  THE
                  GABELLI
                  WOODLAND
                  SMALL CAP
                  VALUE
                  FUND
                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2003